16

                                                                      EXHIBIT 24

                       BANKERS TRUST NEW YORK CORPORATION

                                POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of Bankers Trust New York Corporation (the "Corporation"), a New York corporation, hereby appoints each of Frank N. Newman, George J. Vojta, Richard H. Daniel, Garret Thunen, Duncan P. Hennes and James T. Byrne, Jr. his true and lawful attorney and agent, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorney and agent deem necessary or advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Trust Indenture Act of 1939, as amended (collectively, the "Acts") and any rules and regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Acts of securities of the Corporation with respect to the Coinvestment Plan For The Finance Group of Bankers Trust New York Corporation and Affiliates, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as a Director and/or Officer of the Corporation to one or more Registration Statements to be filed with the Securities and Exchange Commission with respect thereto, to any and all amendments, including pre- and post- effective amendments, to the said Registration Statements and to any and all instruments and documents filed as a part of or in connection with the said Registration Statements or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, has done, shall do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has subscribed these presents.


July 16, 1996.

                                             Bankers Trust New York Corporation



                                         By:         /s/ Frank N. Newman
                                             ----------------------------------
                                                        FRANK N. NEWMAN
                                                  CHAIRMAN OF THE BOARD AND
                                                   CHIEF EXECUTIVE OFFICER


       /s/ Frank N. Newman
- ----------------------------------
        FRANK N. NEWMAN
   CHAIRMAN OF THE BOARD, CHIEF
  EXECUTIVE OFFICER AND DIRECTOR
  (PRINCIPAL EXECUTIVE OFFICER)


       /s/ Richard H. Daniel
- ----------------------------------
       RICHARD H. DANIEL
EXECUTIVE VICE PRESIDENT AND CHIEF
       FINANCIAL OFFICER
  (PRINCIPAL FINANCIAL OFFICER)


     /s/ Geoffrey M. Fletcher
- ----------------------------------
       GEOFFREY M. FLETCHER
       SENIOR VICE PRESIDENT
  (PRINCIPAL ACCOUNTING OFFICER)


      /s/ George B. Beitzel       Director
- ----------------------------------
        GEORGE B. BEITZEL

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                                       17


     /s/ Phillip A. Griffiths     Director
- ----------------------------------
       PHILLIP A. GRIFFITHS


      /s/ William R. Howell       Director
- ----------------------------------
        WILLIAM R. HOWELL


       /s/ Jon M. Huntsman        Director
- ----------------------------------
        JON M. HUNTSMAN


     /s/ Vernon E. Jordan, Jr.    Director
- ----------------------------------
       VERNON E. JORDAN, JR.


        /s/ Hamish Maxwell        Director
- ----------------------------------
         HAMISH MAXWELL


     /s/ N.J. Nicholas, Jr.       Director
- ----------------------------------
       N.J. NICHOLAS, JR.


      /s/ Russell E. Palmer       Director
- ----------------------------------
        RUSSELL E. PALMER


      /s/ Donald L. Staheli       Director
- ----------------------------------
         DONALD L. STAHELI


     /s/ Patricia C. Stewart      Director
- ----------------------------------
       PATRICIA C. STEWART


       /s/ George J. Vojta        Director
- ----------------------------------
         GEORGE J. VOJTA